SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Proxy Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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CHINA ENERGY VENTURES CORP.
(Name of Registrant as Specified in its Charter)

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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Date Filed: March 15, 2004

CHINA ENERGY VENTURES CORP.

1980-440-2nd Avenue SW

Calgary, Alberta  T2P 5E9

(403) 234-8885

NOTICE OF WRITTEN RESOLUTION OF

SHAREHOLDERS OF RECORD

ON MARCH 9, 2004

NOTICE IS HEREBY GIVEN that the management of CHINA ENERGY VENTURES CORP., a Nevada corporation ("Corporation"), solicited votes from selected shareholders of record (“Selected Shareholders”) on March 9, 2004, to consider and act upon:

1.

The Directors' proposal to amend the Corporation’s Articles of Incorporation to increase the authorized shares of the Corporation from 50,000,000 common shares, $0.001 par value to 150,000,000 common shares, $0.001 par value.

These Selected Shareholders approved the above motion in a written resolution.  However, the Corporation’s management does not intend to take any corporate action to enact this resolution until such time as it has fulfilled its obligations under the rules and regulations of the Securities and Exchange Commission.  Therefore, management is sending this notice to you. Proxies are not being solicited as management has received sufficient votes to approve the above proposal. The approximate date on which this information statement is being mailed to security holders is March 19, 2004.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,

/s/ Matthew Heysel

Matthew Heysel, Chairman and Chief Executive Officer

March 15, 2004

INFORMATION STATEMENT

REGARDING A CORPORATE ACTION

APPROVED ON MARCH 9, 2004

Written Resolution of the Shareholders

This Information Statement is furnished in connection with a written resolution of a majority of the shareholders of the Corporation as of March 9, 2004. This Information Statement is being sent to shareholders of record as of March 9, 2004. The cost of distributing this Information Statement will be borne by the Corporation which may enlist the assistance, and reimburse the reasonable expenses, of banks and brokerage houses particularly in connection with their customers whose stock is not registered in the owner's name, but in the name of such banks or brokerage houses.  The mailing address of the Corporation’s business office is 1980-440-2 Avenue SW, Calgary, Alberta, T2P 5E9.

Shareholders Entitled To Vote

Only shareholders of record of the Corporation’s Common Stock at the close of business on March 9, 2004 were entitled to vote on the written resolution. On that date, 39,944,744 shares of Common Stock of the Corporation (the "Common Stock") were issued and outstanding. Each shareholder was entitled to one vote for each share held of record on the record date. The holders of a majority of the total shares of common stock outstanding on March 9, 2004 constituted a quorum for the transaction of business in the written resolution. As management is not soliciting proxies and has already obtained sufficient votes to obtain a quorum, abstentions and broker non-votes will not be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. A list of the shareholders of record as of March 9, 2004 will be filed in the Corporation’s minute books as an attachment to the written resolution.

Voting On The Written Resolution

The passing of the proposal required the affirmative vote of a majority (19,972,372 shares) of the shares of Common Stock issued and outstanding on March 9, 2004. There were 39,944,744 common shares issued and outstanding on March 9, 2004.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

No person who has been a director or officer of the registrant at any time since the beginning of the last fiscal year, nor any associate of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the written resolution.

No director of the Corporation has informed the Corporation in writing that he intends to oppose any action to be taken by the Corporation at the meeting.

Proposals by Security Holders

There are no proposals by any security holders.

Matters Approved In The Written Resolution

Authorized Shares

The Corporation’s Board of Directors proposed the Corporation increase its authorized shares from 50,000,000 common shares, $0.001 par value to 150,000,000 common shares, $0.001 par value, which it felt was a more adequate number of authorized shares to allow the Corporation to raise capital and acquire assets. Although the increase in authorized shares to 150,000,000 common shares, $0.001 par value has been approved by an affirmative vote of 20,354,379 shares or 51% of the Corporation’s issued and outstanding shares, the Corporation is required under Securities and Exchange Commission rules and regulations to file this Schedule 14C and no corporate action may be taken on this resolution until 20 days from the mailing of this Schedule 14C.  Therefore, the Corporation expects to take all necessary corporate actions to effect the name change in April 2004.

Householding

On December 4, 2000, the Securities and Exchange Commission adopted amendments permitting companies and intermediaries to satisfy the delivery requirements for proxy statements and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or information statement to those shareholders unless the Corporation is otherwise advised by the shareholders. “Householding” as this is commonly known, reduces the amount of duplicate information that shareholders receive and lowers the Corporation’s printing and mailing costs.

If you received multiple copies of this information and, in future, wish to receive only a single copy, please forward a written request to the attention of the Corporation’s Corporate Secretary by either mail or fax to 1980-440-2 Avenue SW, Calgary, Alberta, Canada T2P 5E9, fax (403) 265-8808.

If your household received a single copy of this information and you wish to receive multiple copies in the future, or if you would like to receive additional copies of this documentation, please forward a written request to the attention of the Corporation’s Corporate Secretary by either mail or fax to 1980-440-2 Avenue SW, Calgary, Alberta, Canada T2P 5E9, fax (403) 265-8808.

By Order of the Board of Directors,

/s/ Matthew Heysel

Matthew Heysel, Chairman and Chief Executive Officer

Calgary, Alberta

March 15, 2004